Schedule A Series of the Trust

June 26, 2017

Name of Fund

Currency Funds

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Brazilian Real Strategy Fund

Fixed Income

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Asia Local Debt Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Strategic Corporate Bond Fund

WisdomTree Bloomberg Floating Rate Treasury Fund

WisdomTree Western Asset Unconstrained Bond Fund

WisdomTree Barclays Yield Enhanced U.S. Aggregate Bond Fund

WisdomTree Fundamental U.S. Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund

WisdomTree Fundamental U.S. BBB Corporate Bond Fund

WisdomTree Fundamental U.S. Short-Term BBB Corporate Bond Fund

WisdomTree Barclays Yield Enhanced U.S. Short-Term Aggregate Bond Fund

Domestic Funds

WisdomTree LargeCap Dividend Fund (effective June 30 this fund will be known as the WisdomTree U.S.

LargeCap Dividend Fund)

WisdomTree Dividend ex-Financials Fund (effective June 30 this fund will be known as the WisdomTree U.S.

Dividend ex-Financials Fund)

WisdomTree SmallCap Dividend Fund (effective June 30 this fund will be known as the WisdomTree U.S.

SmallCap Dividend Fund)

WisdomTree Total Dividend Fund (effective June 30 this fund will be known as the WisdomTree U.S. Total Dividend Fund)

WisdomTree MidCap Dividend Fund (effective June 30 this fund will be known as the WisdomTree U.S. MidCap Dividend Fund)

WisdomTree High Dividend Fund (effective June 30 this fund will be known as the WisdomTree U.S. High Dividend Fund)

WisdomTree SmallCap Earnings Fund (effective June 30 this fund will be known as the WisdomTree U.S. SmallCap Earnings Fund)

WisdomTree Earnings 500 Fund (effective June 30 this fund will be known as the WisdomTree U.S. Earnings 500 Fund)

WisdomTree MidCap Earnings Fund (effective June 30 this fund will be known as the WisdomTree U.S. MidCap Earnings Fund)

WisdomTree Total Earnings Fund (effective June 30 this fund will be known as the WisdomTree U.S. Total Earnings Fund)

WisdomTree LargeCap Value Fund (effective June 30 this fund will be known as the WisdomTree U.S. LargeCap Value Fund)

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Barclays Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Barclays Negative Duration U.S. Aggregate Bond Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

WisdomTree Negative Duration High Yield Bond Fund

WisdomTree U.S. Domestic Economy Fund

WisdomTree U.S. Export and Multinational Fund

International Funds

WisdomTree International Equity Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree International Dividend ex-Financials Fund

WisdomTree Japan SmallCap Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International High Dividend Fund

WisdomTree Asia Pacific ex-Japan Fund

WisdomTree Australia Dividend Fund

WisdomTree Japan Hedged Equity Fund

WisdomTree Global High Dividend Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Europe Hedged Equity Fund

WisdomTree India Earnings Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Middle East Dividend Fund

WisdomTree Global ex-U.S. Real Estate Fund

WisdomTree China Dividend ex-Financials Fund

WisdomTree United Kingdom Hedged Equity Fund

WisdomTree Japan Hedged SmallCap Equity Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Emerging Markets Consumer Growth Fund

WisdomTree Germany Hedged Equity Fund

WisdomTree Japan Hedged Real Estate Fund

WisdomTree Japan Hedged Financials Fund

WisdomTree Japan Hedged Capital Goods Fund

WisdomTree Japan Hedged Health Care Fund

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree International Hedged Quality Dividend Growth Fund

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund

WisdomTree Europe SmallCap Hedged Equity Fund

WisdomTree Japan Hedged Quality Dividend Growth Fund

WisdomTree Global ex-U.S. Hedged Dividend Fund

WisdomTree Strong Dollar Emerging Markets Equity Fund

WisdomTree Europe Domestic Economy Fund

WisdomTree Global ex-U.S. Hedged Real Estate Fund

WisdomTree Global SmallCap Dividend Fund

WisdomTree Global Hedged SmallCap Dividend Fund

WisdomTree International Quality Dividend Growth Fund

WisdomTree Emerging Markets Dividend Fund

WisdomTree Global ex-Mexico Equity Fund

WisdomTree Dynamic Currency Hedged International Equity Fund

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

WisdomTree Dynamic Currency Hedged Europe Equity Fund

WisdomTree Dynamic Currency Hedged Japan Equity Fund

WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund

WisdomTree U.S. Multifactor Fund

Alternative Funds

WisdomTree Managed Futures Strategy Fund

WisdomTree Global Real Return Fund

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree Dynamic Long/Short U.S. Equity Fund

WisdomTree Dynamic Bearish U.S. Equity Fund